UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2015 Unaudited

	Shares	Value

Common Stocks—13.6%

Consumer Discretionary—0.6%

Auto Components—0.1%

Lear Corp.[1]	370	$38,506

Automobiles—0.2%

Ford Motor Co.[1]	4,000	59,320

General Motors Co.[1]	1,770	55,773

		115,093

Hotels, Restaurants & Leisure—0.0%

Extended Stay America, Inc.	110	2,090

Las Vegas Sands Corp.	60	3,362

		5,452

Household Durables—0.1%

Beazer Homes USA, Inc.[2]	935	17,933

MDC Holdings, Inc.[1]	1,000	29,860

PulteGroup, Inc.	75	1,554

Standard Pacific Corp.[2]	1,540	13,845

		63,192

Media—0.0%

Viacom, Inc., Cl. B	17	969

Multiline Retail—0.1%

Kohl’s Corp.[1]	345	21,156

Target Corp.	105	8,594

		29,750

Specialty Retail—0.1%

Best Buy Co., Inc.[1]	1,550	50,050

Staples, Inc.	295	4,339

		54,389

Consumer Staples—0.1%

Beverages—0.0%

Molson Coors Brewing Co., Cl. B1	175	12,449

PepsiCo, Inc.	37	3,565

		16,014

Food & Staples Retailing—0.0%

Wal-Mart Stores, Inc.	235	16,915

Food Products—0.0%

Pinnacle Foods, Inc.	120	5,394

Household Products—0.0%

Procter & Gamble Co. (The)	41	3,145

Tobacco—0.1%

Philip Morris International, Inc.	230	19,672

1	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Energy—0.4%

Energy Equipment & Services—0.0%

Ensco plc, Cl. A	140	$2,321

Oil, Gas & Consumable Fuels—0.4%

BP plc, Sponsored ADR	585	21,627

Chevron Corp.	275	24,332

Exxon Mobil Corp.[1]	250	19,803

Kinder Morgan, Inc.[1]	1,385	47,976

Marathon Oil Corp.	575	12,081

Royal Dutch Shell plc, Cl. A, Sponsored ADR	625	35,925

Williams Cos., Inc. (The)[1]	650	34,112

		195,856

Financials—11.0%

Capital Markets—0.2%

Goldman Sachs Group, Inc. (The)	250	51,267

KKR & Co. LP3	1,160	27,724

Morgan Stanley[1]	815	31,655
		110,646

Commercial Banks—0.6%

Bank of America Corp.	825	14,751

Citigroup, Inc.[1]	2,240	130,950

JPMorgan Chase & Co.[1]	1,690	115,816

Wells Fargo & Co.[1]	765	44,271

		305,788

Insurance—0.4%

American International Group, Inc.	195	12,503

Assured Guaranty Ltd.[1]	2,870	70,200

Genworth Financial, Inc., Cl. A2	1,085	7,606

MBIA, Inc.[2]	2,650	15,768

MetLife, Inc.[1]	1,135	63,265

XL Group plc, Cl. A	385	14,638

		183,980

Real Estate Investment Trusts (REITs)—9.0%

Apollo Commercial Real Estate Finance, Inc.	910	15,361

Ascendas Real Estate Investment Trust	109,000	192,150

Ashford Hospitality Trust, Inc.	550	4,807

BioMed Realty Trust, Inc.[1]	8,740	188,260

Blackstone Mortgage Trust, Inc., Cl. A	400	11,668

CBL & Associates Properties, Inc.	7,200	117,648

Charter Hall Retail REIT	42,500	133,755

Chatham Lodging Trust	7,010	189,410

Colony Capital, Inc., Cl. A	1,035	23,515

Communications Sales & Leasing, Inc.	545	11,363

Dream Office Real Estate Investment Trust	6,200	112,495

EPR Properties	3,570	203,918

Eurocommercial Properties NV	4,424	190,997

Fortune Real Estate Investment Trust	197,000	213,575

Frasers Centrepoint Trust	134,000	201,128

2	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Goodman Group	32,300	$153,910

Health Care REIT, Inc.	1,360	94,343

Hersha Hospitality Trust, Cl. A	9,782	265,288

Hospitality Properties Trust	4,900	134,358

ICADE	1,717	127,322

iStar Financial, Inc.[2]	395	5,175

Liberty Property Trust	6,010	204,520

Medical Properties Trust, Inc.	14,430	197,258

NorthStar Realty Finance Corp.	510	8,160

Ramco-Gershenson Properties Trust	10,340	175,160

Spirit Realty Capital, Inc.	17,080	173,362

STAG Industrial, Inc.	7,340	144,158

Starwood Property Trust, Inc.	12,765	277,766

Two Harbors Investment Corp.	1,520	15,534

Unibail-Rodamco SE	760	202,383

Ventas, Inc.	1,920	128,813

Warehouses de Pauw CVA	2,803	221,380

WP GLIMCHER, Inc.	8,130	110,080

		4,449,020

Real Estate Management & Development—0.8%

Citycon OYJ[2]	42,733	113,288

Deutsche Annington Immobilien SE	8,072	252,241

		365,529

Health Care—0.5%

Health Care Equipment & Supplies—0.1%

Medtronic plc	359	28,142

Pharmaceuticals—0.4%

AbbVie, Inc.	230	16,102

GlaxoSmithKline plc, Sponsored ADR	395	17,159

Johnson & Johnson	184	18,439

Merck & Co., Inc.[1]	990	58,370

Mylan NV2	40	2,240

Pfizer, Inc.[1]	1,480	53,369

Roche Holding AG, Sponsored ADR	480	17,333

Teva Pharmaceutical Industries Ltd., Sponsored ADR	380	26,227

		209,239

Industrials—0.2%

Aerospace & Defense—0.0%

Textron, Inc.	145	6,337

Airlines—0.1%

United Continental Holdings, Inc.[2]	570	32,142

Commercial Services & Supplies—0.0%

R.R. Donnelley & Sons Co.	1,215	21,323

Electrical Equipment—0.0%

Eaton Corp. plc	95	5,755

3	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electrical Equipment (Continued)

General Cable Corp.	290	$4,733

		10,488

Industrial Conglomerates—0.1%

General Electric Co.	830	21,663

Machinery—0.0%

Navistar International Corp.[2]	780	13,681

Marine—0.0%

Costamare, Inc.	200	3,406

Road & Rail—0.0%

CSX Corp.	115	3,597

Information Technology—0.3%

Communications Equipment—0.1%

Cisco Systems, Inc.[1]	610	17,336

QUALCOMM, Inc.	200	12,878

		30,214

Internet Software & Services—0.0%

Google, Inc., Cl. C2	22	13,763

Semiconductors & Semiconductor Equipment—0.0%

Intel Corp.	50	1,447

Micron Technology, Inc.[2]	480	8,885

		10,332

Software—0.1%

Microsoft Corp.[1]	675	31,523

Technology Hardware, Storage & Peripherals—0.1%

Apple, Inc.[1]	410	49,733

EMC Corp.	305	8,202

Hewlett-Packard Co.	150	4,578

Seagate Technology plc	125	6,325

		68,838

Materials—0.1%

Chemicals—0.0%

LyondellBasell Industries NV, Cl. A	115	10,791

Containers & Packaging—0.0%

Packaging Corp. of America	60	4,247

Metals & Mining—0.0%

Allegheny Technologies, Inc.	325	6,929

Freeport-McMoRan, Inc.	460	5,405

		12,334

Paper & Forest Products—0.1%

Domtar Corp.[1]	550	22,363

4	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Paper & Forest Products (Continued)

International Paper Co.[1]	285	$13,643

		36,006

Telecommunication Services—0.2%

Diversified Telecommunication Services—0.2%

AT&T, Inc.	602	20,914

CenturyLink, Inc.[1]	920	26,312

Frontier Communications Corp.	3,750	17,700

Verizon Communications, Inc.[1]	480	22,459

Windstream Holdings, Inc.	440	2,134

		89,519

Utilities—0.2%

Electric Utilities—0.1%

American Electric Power Co., Inc.[1]	330	18,668

Edison International	300	18,003

FirstEnergy Corp.	110	3,735

PPL Corp.[1]	590	18,768

		59,174

Independent Power and Renewable Electricity Producers—0.1%

NRG Energy, Inc.	510	11,450

Talen Energy Corp.[1,2]	80	1,258

		12,708

Total Common Stocks (Cost $6,967,677)		6,711,098

Preferred Stocks—9.3%

Aegon NV, 8% Sub.	5,375	149,425

Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	5,605	148,869

Arch Capital Group Ltd., 6.75% Non-Cum., Non-Vtg.	5,400	143,208

Aviva plc, 8.25% Sr. Sub.	5,350	145,734

Capital One Financial Corp., 6.70% Non-Cum.	11,625	313,759

Charles Schwab Corp. (The), 6% Non-Cum., Non-Vtg.[2]	9,000	226,260

Citigroup, Inc., 6.875% Non-Cum., Non-Vtg.	8,103	215,378

Deutsche Bank Contingent Capital Trust V, 8.05% Non-Cum., Non-Vtg.	7,900	226,335

Discover Financial Services, 6.50% Non-Cum., Non-Vtg.	5,926	156,150

Dominion Resources, Inc., 6.375% Cv.	85	4,291

Exelon Corp., 6.50% Cv.	205	9,582

First Republic Bank, 7% Non-Cum.	5,410	150,236

Frontier Communications Corp., Series A, 11.125% Cv., Non-Vtg.[2]	210	20,527

GMAC Capital Trust I, 8.125% Jr. Sub., Non-Vtg.[4]	11,261	295,376

Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[4]	4,975	155,170

ING Groep NV, 7.20% Jr. Sub.	8,653	224,545

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	435	24,269

JPMorgan Chase & Co., 6.10% Non-Cum., Non-Vtg.	6,100	151,463

KKR Financial Holdings LLC, 7.375% Cum.	5,675	149,990

PartnerRe Ltd., 7.25% Cum., Non-Vtg.	5,475	151,165

PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[4]	8,125	223,844

5	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks (Continued)

Post Holdings, Inc., 2.50% Cv.[5]	100	$10,437

Post Holdings, Inc., 5.25% Cv.	220	23,430

Raymond James Financial, Inc., 6.90% Sr. Unsec.	5,700	153,387

RBS Capital Funding Trust V, 5.90% Non-Cum., Non-Vtg.	15,406	379,604

Southwestern Energy Co., 6.25% Cv., Non-Vtg.	220	9,460

State Street Corp., 6% Non-Cum., Non-Vtg.	5,975	152,601

US Bancorp, 6.50% Non-Cum., Non-Vtg.[4]	6,575	188,505

Vereit, Inc., 6.70% Cum., Non-Vtg.	13,925	341,859

WPX Energy, Inc., 6.25% Cv.[2]	500	22,625

Total Preferred Stocks (Cost $4,507,858)		4,567,484
	Units

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $3,998)	1,145	1,958
	Principal Amount

Non-Convertible Corporate Bonds and Notes—6.6%

Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K4,6	$ 210,000	222,442

Barclays plc, 8.25% Jr. Sub. Perpetual Bonds[4,6]	280,000	300,291

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[4,5,6]	150,000	147,578

Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[4,5,6]	200,000	213,400

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,6]	230,000	173,650

Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L4,6	180,000	181,967

HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[4,6]	280,000	282,100

J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	8,000	7,240

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 14,[6]	210,000	221,813

Lloyds Banking Group plc, 7.50% Jr. Sub. Perpetual Bonds[4,6]	280,000	292,600

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,6]	106,000	106,000

Morgan Stanley, 5.45% Jr. Sub. Perpetual Bonds, Series H4,6	360,000	358,290

Societe Generale SA, 7.875% Jr. Sub. Perpetual Bonds[4,5,6]	200,000	203,600

SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[4,6]	140,000	141,050

UBS Group AG, 7% Jr. Sub. Perpetual Bonds[4,6]	200,000	206,930

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K4,6	200,000	217,000

Total Non-Convertible Corporate Bonds and Notes (Cost $3,276,660)		3,275,951

Convertible Corporate Bonds and Notes—0.4%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	2,000	1,504

iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	11,050	13,101

MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	13,000	14,755
9.00% Cv. Jr. Sub. Nts., 4/1/63[5]	44,000	56,870

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	30,000	28,087

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	23,000	18,831
4.75% Cv. Sr. Sub. Nts., 4/15/19	31,000	24,645

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	14,250	24,902

Total Convertible Corporate Bonds and Notes (Cost $189,219)		182,695

6	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

					Shares	Value

Structured Securities—0.1%

Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 10/28/15[5]					619	$5,405

Bank of America Merrill Lynch, American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 10/26/15[5]					205	4,146

Bank of America Merrill Lynch, Standard Pacific Corp. Equity Linked Nts., 8/31/15[5]					1,149	10,376

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17					98	3,328

Barclays Bank plc, J.C. Penney Co., Inc. Yield Enhanced Equity Linked Debt Securities, 9/11/15					649	5,304

Citigroup, Inc., Apple, Inc. Equity Linked Nts., 8/31/15[5]					76	9,531

Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 12/7/15[5]					582	4,898

Credit Suisse AG (New York Branch), MGIC Investment Corp. Equity Linked Nts., 9/4/15					538	5,750

Credit Suisse AG (New York Branch), Radian Group, Inc. Equity Linked Nts., 8/20/15					319	5,737

Deutsche Bank AG (London), Standard Pacific Corp. Equity Linked Nts., 12/18/15[5]					564	5,054

Goldman Sachs Group, Inc. (The), Louisiana-Pacific Corp. Equity Linked Nts., 8/20/15[5]					294	4,358

Morgan Stanley, Standard Pacific Corp. Equity Linked Nts., 9/29/15[5]					584	5,245

Total Structured Securities (Cost $68,736)						69,132

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.0%

Allstate Corp. (The) Put[2]	USD	60.000	8/21/15	USD	2	14

Medtronic plc Put[2]	USD	72.500	8/21/15	USD	1	10

Merck & Co., Inc. Put[2]	USD	55.000	8/21/15	USD	1	7

Total Exchange-Traded Options Purchased (Cost $237)						31

					Shares

Investment Companies—69.6%

Barclays OFI SteelPath MLP Exchange Traded Note[7]					91,175	1,977,586

Oppenheimer Core Bond Fund, Cl. I7					368,848	2,526,608

Oppenheimer Emerging Markets Local Debt Fund, Cl. I7					298,015	2,241,071

Oppenheimer Global High Yield Fund, Cl. I7					1,579,457	15,004,844

Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[7,8]					378,474	378,474

Oppenheimer Master Event-Linked Bond Fund, LLC[7]					345,733	5,102,288

Oppenheimer Senior Floating Rate Fund, Cl. I7					876,648	7,065,786

Total Investment Companies (Cost $35,680,367)						34,296,657

Total Investments, at Value (Cost $50,694,752)					99.6%	49,105,006

Net Other Assets (Liabilities)					0.4	187,550

Net Assets					100.0%	$49,292,556

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $1,028,213. See Note 5 of the accompanying Notes.

2. Non-income producing security.

3. Security is a Master Limited Partnership.

4. Represents the current interest rate for a variable or increasing rate security.

7	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $680,898 or 1.38% of the Fund’s net assets at period end.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 1, 2014 (commencement of operations)	Gross Additions	Gross Reductions	Shares July 31, 2015

Barclays OFI SteelPath MLP Exchange Traded Note	—	91,175	—	91,175
Oppenheimer Core Bond Fund, Cl. I	—	368,848	—	368,848
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	—	298,015	—	298,015
Oppenheimer Global High Yield Fund, Cl. I	—	1,579,457	—	1,579,457
Oppenheimer Institutional Money Market Fund, Cl. E	—	28,478,330	28,099,856	378,474
Oppenheimer Master Event-Linked Bond Fund, LLC	—	345,733	—	345,733
Oppenheimer Senior Floating Rate Fund, Cl. I	—	876,648	—	876,648

		Value	Income	Realized Gain

Barclays OFI SteelPath MLP Exchange Traded Note		$1,977,586	$45,549	$—
Oppenheimer Core Bond Fund, Cl. I		2,526,608	59,729	—
Oppenheimer Emerging Markets Local Debt Fund, Cl. I		2,241,071	92,489	—
Oppenheimer Global High Yield Fund, Cl. I		15,004,844	516,214	—
Oppenheimer Institutional Money Market Fund, Cl. E		378,474	727	—
Oppenheimer Master Event-Linked Bond Fund, LLC		5,102,288	192,807 [a]	102,962 [a]
Oppenheimer Senior Floating Rate Fund, Cl. I		7,065,786	220,007	—

Total		$34,296,657	$1,127,522	$102,962

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

8. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$44,459,685	90.5%
United Kingdom	1,095,436	2.2
Netherlands	955,362	2.0
France	533,305	1.1
Switzerland	437,663	0.9
Singapore	393,278	0.8
Australia	287,666	0.6
Germany	252,241	0.5
Belgium	221,380	0.5

8	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Hong Kong	$213,575	0.4%
Finland	113,288	0.2
Canada	112,494	0.2
Israel	26,227	0.1
Greece	3,406	0.0

Total	$49,105,006	100.0%

Futures Contracts as of July 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation

S&P 500 E-Mini Index	CME	Buy	9/18/15	48	$ 5,036,160	$ 47,102

Exchange-Traded Options Written at July 31, 2015
Description		Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

Allstate Corp. (The) Put	USD	65.000	8/21/15 USD	(1)	$150	$(26)

Applied Materials, Inc. Put	USD	20.000	8/21/15 USD	(2)	302	(540)

Bank of America Corp. Call	USD	18.000	8/21/15 USD	(2)	71	(50)

Best Buy Co., Inc. Put	USD	35.000	8/21/15 USD	(1)	177	(272)

Citigroup, Inc. Call	USD	63.000	8/21/15 USD	(1)	27	(5)

Edison International Put	USD	60.000	8/21/15 USD	(1)	257	(90)

Frontier Communications Corp. Put	USD	5.000	8/21/15 USD	(7)	158	(245)

Genworth Financial, Inc. Put	USD	8.000	8/21/15 USD	(2)	128	(206)

Google, Inc. Call	USD	680.000	8/21/15 USD	(1)	527	(62)

J.C. Penney, Inc. Put	USD	9.000	8/21/15 USD	(1)	56	(95)

JPMorgan Chase & Co. Call	USD	70.000	8/21/15 USD	(1)	84	(42)

Medtronic plc Put	USD	75.000	8/21/15 USD	(2)	218	(44)

Merck & Co., Inc. Put	USD	57.500	8/21/15 USD	(1)	134	(23)

MGIC Investment Corp. Put	USD	11.000	8/21/15 USD	(1)	28	(15)

Mylan NV Put	USD	72.500	8/21/15 USD	(1)	542	(1,615)

Philip Morris International, Inc. Call	USD	87.500	8/21/15 USD	(1)	56	(35)

Staples, Inc. Put	USD	16.000	8/21/15 USD	(1)	84	(145)

United Continental Holdings, Inc. Put	USD	62.500	9/18/15 USD	(2)	1,974	(1,395)

Total of Exchange-Traded Options Written					$4,973	$(4,905)

Glossary:

Exchange Abbreviations
CME	Chicago Mercantile Exchanges

9	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2015 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on December 1, 2014.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

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3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

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3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$307,351	$—	$—	$307,351
Consumer Staples	61,140	—	—	61,140
Energy	198,177	—	—	198,177
Financials	3,412,834	2,002,129	—	5,414,963
Health Care	237,381	—	—	237,381
Industrials	112,637	—	—	112,637
Information Technology	154,670	—	—	154,670
Materials	63,378	—	—	63,378
Telecommunication Services	89,519	—	—	89,519
Utilities	71,882	—	—	71,882
Preferred Stocks	4,532,778	34,706	—	4,567,484
Rights, Warrants and Certificates	1,958	—	—	1,958
Non-Convertible Corporate Bonds and Notes	—	3,275,951	—	3,275,951
Convertible Corporate Bonds and Notes	—	182,695	—	182,695
Structured Securities	—	69,132	—	69,132
Exchange-Traded Options Purchased	31	—	—	31
Investment Companies	27,216,783	7,079,874	—	34,296,657

Total Investments, at Value	36,460,519	12,644,487	—	49,105,006

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Futures contracts	$ (47,102)	$ —	$ —	$ (47,102)
Options written, at value	(4,905)	—	—	(4,905)

Total Liabilities	$ (52,007)	$ —	$ —	$ (52,007)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s Investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 1.7% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the

17	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the reporting period, the Fund had an ending monthly average market value of $1,940,173 on futures contracts purchased.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $5,848 and $128 on purchased call options and purchased put options, respectively.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $92 and $18,902 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity at period end was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 1, 2014	—	$—
Options written	241	338,509
Options closed or expired	(60)	(42,177)
Options exercised	(152)	(291,359)

Options outstanding as of July 31, 2015	29	$4,973

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no such total return swap agreements.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy

21	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$50,695,607
Federal tax cost of other investments	5,078,289

Total federal tax cost	$55,773,896

Gross unrealized appreciation	$238,603
Gross unrealized depreciation	(1,876,238)

Net unrealized depreciation	$(1,637,635)

22	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/9/2015